CETCON, INC.

                               REPORT ON AUDITS OF
                              FINANCIAL STATEMENTS

                  for the nine months ended September 30, 2007
                            and for the years ended
                        December 31, 2006, 2006, and 2004






                                                         [Logo] McCauley Nicolas

                                    CONTENTS
                                    --------

Independent Auditors' Report                                                   2

Financial Statements:

   Balance Sheets                                                              3

   Statements of Income and Accumulated Deficit                                4

   Statements of Cash Flows                                                    5

   Notes to Financial Statements                                            6-10

[Logo] McCauley, Nicolas & Company, LLC       The Solution is One Good Move Away
                 Certified Public Accountants & Advisors

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors and
Stockholders of
Cetcon, Inc.
Cincinnati, Ohio

We have audited the accompanying balance sheets of Cetcon, Inc. as of September 30, 2007, December 31, 2006, 2005, and 2004, and the related statements of income and accumulated deficit and cash flows for the nine months and years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cetcon, Inc. as of September 30, 2007, December 31, 2006, 2005, and 2004, and the results of its operations and its cash flows for the nine months and years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ McCauley, Nicolas & Company, LLC
McCauley, Nicolas & Company, LLC
Certified Public Accountants

Jeffersonville, Indiana
November 26, 2007

         702 North Shore Drive, Suite 500 Jeffersonville, IN 47130-3104
                  812-288-6621 fax 812-288-2885 www.mnccpa.com

      Kenneth N. Nicolas, CPA Ronald F Barnes, CPA, PFS Lee E. Pieper, CPA
     J. Patrick Byrne, CPA John C. Pieper, CPA Daniel K. McCauley, CPA, ABV
      J. Michael Grinnan, CPA Kenneth W. Coyle, CPA R. Kenneth Adams, CPA

                                     MEMBER
    PKF North American Network American Institute of CPAs AICPA PCPS Division
                  Indiana CPA Society Kentucky Society of CPAs

                                  CETCON, INC.

                                 BALANCE SHEETS
            September 30, 2007 and December 31, 2006, 2005, and 2004

                                                      September 30,  December 31,  December 31,  December 31,
                                                           2007           2006         2005          2004
                                                      -------------  ------------  ------------  ------------
                   ASSETS
                   ------
CURRENT ASSETS
   Cash                                                 $  48,977      $  43,488     $  14,456     $   1,605
   Accounts receivable, net                               352,738        420,857       209,733       214,316
                                                        ---------      ---------     ---------     ---------
     TOTAL CURRENT ASSETS                                 401,715        464,345       224,189       215,921
                                                        ---------      ---------     ---------     ---------
PROPERTY AND EQUIPMENT
   Equipment                                               89,653         75,815        71,542        88,657
   Furniture and fixtures                                  42,321         42,321        42,944        40,173
   Vehicles                                               136,173         38,199        38,199            --
                                                        ---------      ---------     ---------     ---------
                                                          268,147        156,335       152,685       128,830
       Less accumulated depreciation                      (98,517)       (85,472)      (83,893)      (94,312)
                                                        ---------      ---------     ---------     ---------
       PROPERTY AND EQUIPMENT, NET                        169,630         70,863        68,792        34,518
                                                        ---------      ---------     ---------     ---------
OTHER ASSETS
   Deposits                                                 3,014          3,014         3,014         3,014
   Accounts receivable long-term, net                          --             --        19,909           574
                                                        ---------      ---------     ---------     ---------
       TOTAL OTHER ASSETS                                   3,014          3,014        22,923         3,588
                                                        ---------      ---------     ---------     ---------
         TOTAL ASSETS                                   $ 574,359      $ 538,222     $ 315,904     $ 254,027
                                                        =========      =========     =========     =========

     LIABILITIES AND STOCKHOLDERS' EQUITY
     ------------------------------------

CURRENT LIABILITIES
   Short-term bank borrowings                           $      --      $  86,440     $ 277,700     $ 322,286
   Current portion of long-term debt                       35,980         75,821        11,592        47,033
   Accounts payable                                        15,062         12,285        20,226        32,026
   Accrued liabilities                                     24,598             --            --            --
                                                        ---------      ---------     ---------     ---------
       TOTAL CURRENT LIABILITIES                           75,640        174,546       309,518       401,345
Long-term debt, less current portion                      251,596        112,936        14,308            --
                                                        ---------      ---------     ---------     ---------
         TOTAL LIABILITIES                                327,236        287,482       323,826       401,345
                                                        ---------      ---------     ---------     ---------
STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock, no par value, 850 shares
     authorized, 210 issued and outstanding                   100            100           100           100
   Paid-in capital                                        274,000        274,000       274,000       274,000
   Accumulated deficit                                    (26,977)       (23,360)     (282,022)     (421,418)
                                                        ---------      ---------     ---------     ---------
         TOTAL STOCKHOLDERS' EQUITY (DEFICIT)             247,123        250,740        (7,922)     (147,318)
                                                        ---------      ---------     ---------     ---------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $ 574,359      $ 538,222     $ 315,904     $ 254,027
                                                        =========      =========     =========     =========

                       See notes to financial statements.

                                  CETCON, INC.

                  STATEMENTS OF INCOME AND ACCUMULATED DEFICIT for the nine months ended September 30, 2007 and for the years ended December 31, 2006, 2005 and 2004

                                                        September 30,   December 31,   December 31,   December 31,
                                                             2007           2006           2005           2004
                                                        -------------   ------------   ------------   ------------
NET SALES                                                $ 1,243,552    $ 1,816,075    $ 1,580,089    $ 1,523,037
                                                         -----------    -----------    -----------    -----------
OPERATING EXPENSES
     Salaries and wages                                      540,004        744,920        775,104        717,209
     Commissions and fees                                     95,500         91,500             --             --
     Contract labor                                               --          7,590          2,555         74,859
     Employee benefits                                         5,317          3,679          8,535          7,842
     Payroll taxes                                            51,699         69,983         62,331         54,977
     Insurance                                                46,252         65,446         55,526         63,055
     Rent                                                     37,923         45,038         48,717         45,885
     Professional fees                                        10,263          9,674         12,058          6,880
     Project expenses                                        169,426        240,372        310,466        251,972
     Depreciation                                             26,003         20,050         17,859          9,111
     Telephone                                                22,611         27,736         29,998         37,215
     Utilities                                                 7,979          9,048          7,475          6,360
     Office and postage expense                                5,908         10,131          8,869          7,566
     Travel and lodging                                       28,844         30,945         17,121         36,094
     Automobile expense                                        1,659          7,615          8,668         19,945
     Miscellaneous expenses                                    7,075          6,115          2,388          7,483
     Dues and subscriptions                                   14,759         11,170          9,588          3,120
     Repairs and maintenance                                   1,457          3,191          1,587          2,775
     Advertising and marketing                                 1,055          6,979          6,348         30,286
     Bad debt expense                                             --             --            107         61,650
     Meals and entertainment                                   2,618          3,723          4,733          7,364
     Equipment lease expense                                      --             --          9,875         20,682
                                                         -----------    -----------    -----------    -----------
       TOTAL OPERATING EXPENSES                            1,076,352      1,414,905      1,399,908      1,472,330
                                                         -----------    -----------    -----------    -----------
         OPERATING INCOME                                    167,200        401,170        180,181         50,707
                                                         -----------    -----------    -----------    -----------
OTHER INCOME (EXPENSES)
     Interest expense                                        (17,776)       (27,789)       (33,285)       (29,423)
     Gain (loss) on disposal of property and equipment       (10,241)        (1,319)            --             77
                                                         -----------    -----------    -----------    -----------
       TOTAL OTHER INCOME (EXPENSES)                         (28,017)       (29,108)       (33,285)       (29,346)
                                                         -----------    -----------    -----------    -----------
         NET INCOME                                          139,183        372,062        146,896         21,361

ACCUMULATED DEFICIT, beginning of year/period                (23,360)      (282,022)      (421,418)      (442,779)

     Distributions                                          (142,800)      (113,400)        (7,500)            --
                                                         -----------    -----------    -----------    -----------
ACCUMULATED DEFICIT, end of year/period                  $   (26,977)   $   (23,360)   $  (282,022)   $  (421,418)
                                                         ===========    ===========    ===========    ===========

                       See notes to financial statements.

                                     CETCON,
                                      INC.

                            STATEMENTS OF CASH FLOWS
                  for the nine months ended September 30, 2007
            and for the years ended December 31, 2006, 2005 and 2004

                                                           September 30,  December 31,   December 31,   December 31,
                                                                2007          2006           2005           2004
                                                           -------------  ------------   ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                $ 139,183      $ 372,062      $ 146,896      $  21,361
   Adjustments to reconcile net income to net cash
       provided by operating activities:
         Depreciation                                           26,003         20,050         17,859          9,111
         (Gain) loss on disposal of property and equipment      10,241          1,319             --            (77)
         Bad debt expense                                           --             --            107         61,650
       (Increase) decrease in:
         Accounts receivable                                    68,119       (191,215)       (14,859)       (17,002)
         Deposits                                                   --             --             --            124
       Increase (decrease) in:
         Accounts payable                                        2,777         (7,941)       (11,800)       (16,143)
         Accrued liabilities                                    24,598             --             --             --
                                                             ---------      ---------      ---------      ---------
           Net cash provided by operating activities           270,921        194,275        138,203         59,024
                                                             ---------      ---------      ---------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                          (53,839)       (23,915)       (17,103)       (18,774)
   Proceeds from disposal of property and equipment             15,000            475             --            300
                                                             ---------      ---------      ---------      ---------
           Net cash (used) by investing activities             (38,839)       (23,440)       (17,103)       (18,474)
                                                             ---------      ---------      ---------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
   Payments on short-term bank borrowings, net                 (86,440)      (191,260)       (44,586)        (2,714)
   Proceeds from Issuance of long-term debt                    200,000        200,000             --             --
   Principal payments on long-term debt                       (197,353)       (37,143)       (56,163)       (36,581)
   Distributions                                              (142,800)      (113,400)        (7,500)            --
                                                             ---------      ---------      ---------      ---------
           Net cash (used) by financing activities            (226,593)      (141,803)      (108,249)       (39,295)
                                                             ---------      ---------      ---------      ---------
NET INCREASE IN CASH                                             5,489         29,032         12,851          1,255

CASH AT BEGINNING OF YEAR/PERIOD                                43,488         14,456          1,605            350
                                                             ---------      ---------      ---------      ---------
CASH AT END OF YEAR/PERIOD                                   $  48,977      $  43,488      $  14,456      $   1,605
                                                             =========      =========      =========      =========
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
     FINANCING ACTIVITIES
   Acquisition of property and equipment:
   Cost of property and equipment                            $(150,011)     $ (23,915)     $ (52,133)     $ (18,774)
     Property and equipment purchased with debt                 96,172             --         35,030             --
       Net cash used to acquire property and equipment       $ (53,839)     $ (23,915)     $ (17,103)     $ (18,774)
                                                             =========      =========      =========      =========
SUPPLEMENTARY INFORMATION
   Cash payments for:
   Interest paid                                             $  17,776      $  27,789      $  33,285      $  29,423
                                                             =========      =========      =========      =========

                       See notes to financial statements.

                                  CETCON, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Cetcon, Inc. (the Company) is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company's management, who is responsible for its integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

The more significant accounting policies are as follows:

Nature of Operations
--------------------

The Company, located in Cincinnati, Ohio, is an engineering consulting company that works with commercial and government clients to design and implement their voice, data, video, and security infrastructures and systems. The Company provides single source expertise in the design and project management of communication implementations, domestically and internationally.

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (and disclosure of contingent assets and liabilities, if any) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents
----------------

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents at September 30, 2007, December 31, 2006, 2005 and 2004.

Accounts Receivable
-------------------

The Company uses the allowance for bad debts method of valuing doubtful accounts receivable which is based on historical experience, coupled with a review of the current status of existing receivables. Management has determined the allowance for doubtful receivables was $-0- at September 30, 2007 and $25,000 at December 31, 2006, 2005, and 2004.

Property and Equipment
----------------------

Property and equipment are stated at cost. Maintenance and repairs are charged to expense as incurred; renewals or betterments are capitalized. Gain or loss on retirements or disposition of assets is credited or charged to operations, and the respective costs and accumulated depreciation are eliminated from the accounts.

Depreciation is provided on the basis of estimated useful lives of the assets using the straight-line and declining-balance methods. The estimated useful lives are 5 years for equipment, 10 years for furniture and fixtures, and 5 years for vehicles.

                                  CETCON, INC.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--Continued

Revenue Recognition
-------------------

Revenue is recognized under the accrual method as the services are rendered to the customer.

Advertising
-----------

Advertising costs are charged to expense as incurred.

Sales tax
---------

Sales tax is recognized net of revenues received.

NOTE 2--SHORT-TERM BANK BORROWINGS

During 2007, the Company had an open line of credit with Integra Bank in the amount of $250,000, due upon demand, expiring June 26, 2008. Interest is calculated using the 30-day LIBOR rate plus 2.4% (7.675% at September 30, 2007). The line of credit is secured by all business assets. No amount was outstanding on this line of credit as of September 30, 2007.

During 2006, the Company had an open line of credit with Fifth Third Bank in the amount of $125,000, due upon demand, expiring July 18, 2007. Interest is calculated using Fifth Third's "prime rate" plus 1.5% (9.75% at December 31,
2006). The line of credit was secured by all business assets. The outstanding line of credit at December 31, 2006 was $86,440.

During 2005, the Company had an open line of credit with Fifth Third Bank in the amount of $325,000, due upon demand, expiring April 18, 2006. Interest is calculated using Fifth Third's "prime rate" plus 3% (10% at December 31, 2005). The line of credit was secured by all business assets. The outstanding line of credit at December 31, 2005 was $277,700.

During 2004, the Company had an open line of credit with Fifth Third Bank in the amount of $325,000, due upon demand, expiring April 18, 2005. Interest is calculated using Fifth Third's "prime rate" plus 3% (8.25% at December 31,
2004). The line of credit was secured by all business assets. The outstanding line of credit at December 31, 2004 was $322,286.

                                  CETCON, INC.

NOTE 3--LONG-TERM DEBT

Long-term debt is summarized as follows:

                                           September 30,
                                                2007         2006         2005        2004
                                           -------------  ---------    ---------    ---------
Note payable dated June 2007,
  payable in monthly installments
  of $2,466 including interest at
  8.2%, maturing July 2012.
  The note is secured by all
  business assets.                           $ 198,254    $      --    $      --    $      --

Note payable dated May 2007, payable
  in monthly installments of $1,261
  including interest at 7.5%,
  maturing May 2011. The note is
  secured by a 2007 Lexus LS460.                48,371           --           --           --

Note payable dated May 2007, payable
  in monthly installments of $1,040
  including interest at 6.29%,
  maturing May 2011. The note is
  secured by a 2007 Cadillac Escalade.          40,951           --           --           --

Note payable dated February 2005,
  payable in monthly installments
  of $531 including interest at 5.6%,
  matured April 2007. The note was
  secured by a 2002 Chevy Tahoe.                    --        7,174       12,950           --

Note payable dated February 2005,
  payable in monthly installments
  of $531 including interest at 5.6%,
  matured April 2007. The note was
  secured by a 2002 Chevy Tahoe.                    --        7,174       12,950           --

Note payable dated July 2006, payable
  in monthly installments of $6,360
  including interest at 8.75%. This
  note was paid-off June 2007. The
  note was secured by all business
  assets.                                           --      174,409           --           --

Note payable dated October 2003,
  payable in monthly installments of
  $4,115 including interest at 6.75%,
  matured October 2005. The note was
  secured by all business assets.                   --           --           --       47,033
                                             ---------    ---------    ---------    ---------
Total long-term debt                           287,576      188,757       25,900       47,033
Less current portion of long-term debt         (35,980)     (75,821)     (11,592)     (47,033)
                                             ---------    ---------    ---------    ---------
Total noncurrent portion of long-term debt   $ 251,596    $ 112,936    $  14,308    $      --
                                             =========    =========    =========    =========

Long-term debt as of September 30, 2007 matures as follows:

                     September 30:
                        2008            $ 35,980
                        2009              38,757
                        2010              41,739
                        2011              35,863
                        2012             135,237
                                        --------
                                        $287,576
                                        ========

                                  CETCON, INC.

NOTE 4--RETIREMENT PLAN

The Company has a 401 (k) retirement plan for all employees who meet certain requirements as to age and length of service. Under this Plan, the Company contributes $0.25 for every $1 contributed by the employee up to 6% of the annual salary for all eligible employees. Pension expenses charged to operations and included in "employee benefits" are as follows:

                                 September 30,
                                     2007        2006       2005       2004
                                 -------------  ------     ------     ------
     Pension plan expenses          $3,817      $3,275     $8,535     $7,124
                                    ======      ======     ======     ======

NOTE 5--LEASED PREMISES

The Company leases its office space from an unrelated party under an operating lease with varying lease terms expiring October 2010. Total rent expenses under this lease are as follows:

                                 September 30,
                                     2007        2006         2005       2004
                                 -------------  -------     -------    -------
     Rent expense                  $37,923      $45,038     $48,717    $45,885
                                   =======      =======     =======    =======

Future rental payments under the lease as of September 30, 2007 are as follows:

                   September 30:
                      2008              $ 42,651
                      2009                43,408
                      2010                44,691
                      2011                 3,733
                                        --------
                                        $134,483
                                        ========

NOTE 6--INCOME TAXES

The Company, with the consent of its stockholders, elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code. Under those provisions, taxable income is reported on the tax returns of the individual stockholders. Additionally, the states in which the Company operates recognize the S Corporation status. Accordingly, no provision has been made for federal or state income taxes in the accompanying financial statements.

                                  CETCON, INC.

NOTE 7--CONCENTRATION OF CREDIT RISK

Cash Concentration Risk
-----------------------

The Company maintains its cash balances at financial institutions, which at times may be in excess of FDIC (Federal Deposit Insurance Corporation) insured limits. There were no uninsured amounts at September 30, 2007.

Major Customers
---------------

Two recurring customers accounted for approximately 50%, 51%, 35% and 38% of the Company's sales for the period ended September 30, 2007 and years ended December 31, 2006, 2005 and 2004, respectively. The nature of the Company's business is such that major customers will vary due to technology needs.

NOTE 8--SALE OF OPERATING ASSETS UNDER AN OUTSTANDING LETTER OF INTENT

The Company has entered into a letter of intent to sell substantially all of the business assets (including but not limited to equipment, inventory, furniture, customers, customer lists, contracts, business names, trademarks and intellectual property) to an unrelated party for a sales price of $2,200,000. This amount will be paid with a combination of cash, stock and a promissory note. If consummated, the transaction is scheduled to be completed in December 2007.